UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

__811-21384__________________________________________________

______New River Funds________________________________________________________________

(Exact name of registrant as specified in charter)

______1881 Grove Avenue, Radford, VA____________________________________________________

24141

(Address of principal executive offices)

(Zip code)

______Gemini Fund Services, LLC., 150 Motor Parkway, Suite 205, Hauppauge, NY 11788________________

(Name and address of agent for service)

Registrant's telephone number, including area code:

_____631-470-2600_______________________________________

Date of fiscal year end:

__8/31_______

Date of reporting period:   __2/29/04_______

Item 1.  Reports to Stockholders.

New River Core Equity Fund

New River Core Fixed Income Fund

New River Small Cap Fund

1-866-NRA-FUND (1-866-672-3863)

www.newriverfunds.com

Investment Manager:

New River Advisers LLC

1881 Grove Avenue

Radford, VA  24141

Semi-Annual Report

February 29, 2004

C.E.O.’s Letter

Dear Fellow Shareholders,

It is my pleasure to present you with this, the New River Funds’ first Semi-Annual Report covering the period ended February 29, 2004.

2003 was a very strong year for the stock market, and 2004 has begun with equal strength.  Coming off of one of the worst market declines in decades, the market’s directional change has been most welcome.  We launched our three funds on October 1, 2003.  From that date and up to February 29, 2004, the Standard & Poor’s 500 Indexi rose 15.82%, the Russell 2000 I ndex ii rose 20.57%, and the Lehman Intermediate Government Credit Index iii rose 1.74%.  For the same period , the Core Equity Fund rose 9.30%, the Small Cap Fund grew by 21.40%, and the Core Fixed Income Fund gained 1.13%. iv

We are pleased with our performance to date but not satisfied by it.  In the stock funds our equity selection processes are conservative in nature: we look for quality in the companies whose stock we buy and value and reasonableness in the prices we pay for that stock.  With respect to the New River Core Equity Fund and large cap stocks in particular, it was difficult to find companies we wanted to own at prices we were willing to pay.  This kept us underinvested in particular sect ors of the market: notably technology and telecommunications, and our performance lagged accordingly. With the New River Small Cap Fund our managers had little difficulty identifying opportunities within the parameters of its investment mandate , and we are pleased that the New River Small Cap Fund outperformed its benchmark . In the New River Core Fixed Income Fund , we are sensitive to risks associated with interest rates, call risk and quality.  Because we continue d to expect an upward change in rates, we were not very far out on the interest rate curve.  Keeping the average maturity of our bond portfolio shorter than the benchmark has directly impacted our returns to date.

The past six months have been turbulent ones for the mutual fund industry and we don’t expect that to change in the near future.  Investors have lost trust in their investment managers as a result of the recent disclosures of improprieties at many mutual fund firms. Issues related to market timing, late trading, breakpoints, and soft dollars have all come to a head.  At New River Funds we are committed to the principle that the investor comes first.  The fund s do not enter into soft dollar arrangements (though in the interest of full disclosure I should note that we are not expressly prohibited from soft dollar trades), we have a 2% redemption fee on redemptions of Fund shares held for less than 6 months , and we do not allow late trading.  From inception we have focused on doing what we believe is in the best interests of our shareholders, and we are resolved to continue in this vein.

With a few notable areas of exception, the US economy grew at an astounding rate in 2003.  Driving this expansion were low interest rates, tax cuts at the Federal level, a falling dollar and rising corporate spending.  With 2004 well underway, we see the economy continuing to expand.  Consumer and business demand for goods and services remain strong, inflation remains low and, with the exception of job creation and unemployment rates, most economic indicators are positive indicators of growth.  The same conditions generally hold true on the global level as well, albeit to a lesser degree.  For the remainder of this year we do not anticipate the robustness in the markets or the economy that we have seen in the past year, but do expect continued but more modest growth.

Thank you for your investment in the New River Funds.  We look forward to reporting again to you in six months.

Regards,

Robert M. Patzig

    Chief Executive Officer

    March 23, 2004

i The S&P 500 Index is an unmanaged market capitalization weighed index of 500 widely held common stocks.  An investor cannot invest directly in an index.

ii The Russell 2000 Index is an unmanaged market capitalization weighted index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies.  An investor cannot invest directly in an index.

iii The Lehman Intermediate Government Credit Index is an unmanaged market capitalization weighted index for government and corporate fixed-rate debt issues with maturities of 1-10 years.  An investor cannot invest directly in an index.

iv Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.  For more performance numbers current to the most recent month-end please call toll free 1-866-NRA-FUND (1-866-672-3863).

Investors should carefully consider the investment objectives, risks , charges and expenses of New River Funds .. This and other information about the New River Funds is contained in the prospectus, which can be obtained by calling toll free 1-866-NRA-FUND (1-866-672-3863) or by visiting us on the web at www.newriverfunds.com, and should be read carefully before investing .

The New River Funds are distributed by Aquarius Fund Distributors, LLC, M ember NASD.

New River Funds
Core Equity Fund- Schedule of Investments
February 29, 2004 (Unaudited)

	Shares	Market Value

COMMON STOCKS- 96.25%
Apparel Manufacturers- 4.39%
Jones Apparel Group, Inc.	200	$ 7,460

Chemicals- 3.98%
Du Pont (E.I.) de Nemours & Co.	150	6,763

Computer Services- 5.82%
First Data Corp.	100	4,098
Fiserv, Inc.*	150	5,792
		9,890
Computer Software & Programming- 3.13%
Intuit, Inc.*	120	5,323

Computer Storage Devices- 4.48%
Sandisk Corp.*	300	7,608

Conglomerates- 3.83%
General Electric Co.	200	6,504

Cosmetics & Toiletries - 3.62%
Procter & Gamble Co.	60	6,151

Financial Services - 16.75%
Capital One Financial Corp.	100	7,072
Citigroup, Inc.	130	6,534
H&R Block, Inc.	150	8,107
Washington Mutual, Inc.	150	6,741
		28,454
Food Products- 3.31%
Wrigley, (WM) Jr. Co.	100	5,624

Healthcare- 7.30%
Cardinal Health, Inc.	100	6,523
Laboratory Corporation of America Holdings*	150	5,879
		12,402
Insurance- 10.65%
Allstate Corp.	150	6,844
Arthur J. Gallagher & Co.	150	5,048
UnitedHealth Group, Inc.	100	6,200
		18,092
Medical- Drugs- 4.31%
Pfizer, Inc.	200	7,330

The accompanying notes are an integral part of these financial statements.

New River Funds
Core Equity Fund- Schedule of Investments- Continued
February 29, 2004 (Unaudited)

	Shares	Market Value

Multimedia- 3.39%
Viacom Inc. Class B	150	$ 5,769

Mutual Funds- 2.86%
Utilities Select Sector SPDR	200	4,852

Oil & Gas- 7.27%
Gobal SantaFe Corp.	200	5,900
Royal Dutch Petroleum Co.	130	6,447
		12,347
Railroads- 3.75%
Union Pacific Corp.	100	6,364

Retail- 7.41%
Abercrombie & Fitch Co. Class A	200	6,306
Autozone, Inc. *	70	6,279
		12,585

TOTAL COMMON STOCKS (Cost $152,312)		163,518

TOTAL INVESTMENTS (Cost $152,312)- 96.25%		$ 163,518
Cash and other assets less liabilities- 3.75%		6,373
NET ASSETS- 100.00%		$ 169,891

*Non-income producing security
SPDR- Standard & Poor's Depositary Receipts

The accompanying notes are an integral part of these financial statements.

New River Funds
Core Fixed Income Fund- Schedule of Investments
February 29, 2004 (Unaudited)

	Principal Amount	Market Value

CORPORATE BONDS- 31.52%
Aerospace- 3.92%
General Dynamics Corp., 3.00%, due 5/15/08	$ 15,000	$ 14,888

Banks- 4.19%
Bank of America Corp., 4.75%, due 10/15/06	15,000	15,909

Cosmetics & Toiletries- 4.22%
Procter & Gamble Co., 4.75%, due 6/15/07	15,000	16,007

Electric- 2.90%
FPL Group Capital, lnc., 6.125%, due 5/15/07	10,000	10,999

Financial Services- 8.04%
Citigroup, Inc., 3.50%, due 2/1/08	15,000	15,251
General Electric Capital Corp., 2.85%, due 1/30/06	15,000	15,238
		30,489
Medical- Drugs- 4.00%
Abbott Laboratories, 5.125%, due 7/1/04	15,000	15,190

Telephone- 4.25%
SBC Communications, Inc., 5.75%, due 5/2/06	15,000	16,118

TOTAL CORPORATE BONDS (Cost $119,078)		119,600

U.S. GOVERNMENT & AGENCY OBLIGATIONS- 67.65%
U.S. Government Agencies- 33.63%
Federal Farm Credit Bank, 2.125%, due 8/15/05	25,000	25,214
Federal Home Loan Bank, 3.875%, due 6/14/03	25,000	24,149
Federal Home Loan Mortgage Corp., 4.875%, due 3/15/07	25,000	26,803
Federal National Mortgage Association, 4.25%, due 7/15/07	25,000	26,361
Federal National Mortgage Association, 4.75%, due 2/21/13	25,000	25,099
		127,626
U.S. Treasury Notes- 34.02%
2.375%, due 8/15/06	25,000	25,299
4.375%, due 5/15/07	25,000	26,645
3.25%, due 8/15/07	25,000	25,754
3.125%, due 9/15/08	25,000	25,337
4.375%, due 8/15/12	25,000	26,070
		129,105
TOTAL U.S. GOVERNMENT &
AGENCY OBLIGATIONS (Cost $254,861)		256,731

TOTAL INVESTMENTS (Cost $373,939)- 99.17%		$ 376,331
Cash and other assets less liabilities- 0.83%		3,137
TOTAL NET ASSETS- 100.00%		$ 379,468

The accompanying notes are an integral part of these financial statements.

New River Funds
Small Cap Fund- Schedule of Investments
February 29, 2004 (Unaudited)

	Shares	Market Value

COMMON STOCKS- 94.00%
Apparel Manufacturers- 4.13%
Columbia Sportswear Co.*	1,100	$ 57,211

Basic Materials- 13.28%
Atlantis Plastics, Inc. Class A*	4,500	66,375
Caraustar Industries, Inc *	4,975	59,600
Quanex Corp.	1,250	58,187
		184,162
Chemicals- 4.17%
Lubrizol Corp.	1,850	57,831

Construction Services- 4.91%
URS Corp.*	2,225	68,085

Diversified Manufacturing- 4.77%
Trinity Industries, Inc.	2,275	66,203

Energy- 8.83%
Newfield Exploration Co.*	1,400	65,632
OGE Energy Corp.	2,205	56,779
		122,411
Financial Services- 8.00%
Affiliated Managers Group*	575	48,587
Washington Federal, Inc.	2,402	62,356
		110,943
Food Processing- 4.40%
Smithfield Foods, Inc.*	2,385	61,008

Healthcare- 4.94%
America Service Group, Inc.*	2,125	68,446

Machinery- 14.48%
AGCO Corp.*	3,775	70,404
Cascade Corp.	2,925	68,533
Flowserve Corp.*	2,850	61,930
		200,867
Recreational Products- 4.43%
Polaris Industries, Inc.	725	61,400

The accompanying notes are an integral part of these financial statements.

New River Funds
Small Cap Fund- Schedule of Investments- Continued
February 29, 2004 (Unaudited)

	Shares	Market Value

Retail- 8.14%
Pier One Imports, Inc.	2,675	$ 62,622
Tractor Supply Co.*	1,175	50,314
		112,936
Telecommunications Equipment- 9.52%
Andrew Corp.*	4,075	72,616
Newport Corp.*	3,390	59,427
		132,043

TOTAL COMMON STOCKS (Cost $1,213,567 )		1,303,546

TOTAL INVESTMENTS (Cost $1,213,567)- 94.00%		$ 1,303,546
Cash and other assets less liabilities- 6.00%		83,212
NET ASSETS- 100.00%		$ 1,386,758

*Non-income producing security

The accompanying notes are an integral part of these financial statements.

New River Funds
Statements of Assets and Liabilities
February 29, 2004 (Unaudited)

		Core
	Core Equity	Fixed Income	Small Cap
ASSETS:
Investments, at cost	$ 152,312	$ 373,939	$ 1,213,567
Investments in securities, at value	$ 163,518	$ 376,331	$ 1,303,546
Cash	7,151	2,483	154,199
Receivable for fund shares sold	-	-	417
Dividends and interest receivable	193	2,891	345
Due from investment adviser	2,870	2,186	-
Prepaid expenses and other assets	21,222	21,222	21,222
Total Assets	194,954	405,113	1,479,729

LIABILITIES:
Payable to investment advisor	-	-	2,118
Payable for securities purchased	-	-	67,208
Payable for distribution fees	159	379	583
Accrued expenses and other liabilities	24,904	25,266	23,062
Total Liabilities	25,063	25,645	92,971
Net Assets	$ 169,891	$ 379,468	$ 1,386,758

NET ASSETS CONSIST OF:
Paid in capital	$ 156,000	$ 377,005	$ 1,295,834
Accumulated undistributed net investment loss	(135)	-	(2,693)
Accumulated net realized gain from
investment transactions	2,820	71	3,638
Net unrealized appreciation on investments	11,206	2,392	89,979
Net Assets	$ 169,891	$ 379,468	$ 1,386,758

Shares Outstanding	15,548	37,701	114,184

Net asset value, offering price and redemption
price per share	$ 10.93	$ 10.07	$ 12.14

The accompanying notes are an integral part of these financial statements.

New River Funds
Statements of Operations
For the period October 1, 2003* through February 29, 2004 (Unaudited)

		Core
	Core Equity	Fixed Income	Small Cap
INVESTMENT INCOME:
Interest	$ 16	$ 4,012	$ 18
Dividends	989	-	2,000
Total investment income	1,005	4,012	2,018

EXPENSES:
Administration fees	8,759	8,759	8,637
Registration & filing fees	8,577	8,577	8,577
Accounting fees	8,514	12,164	9,731
Transfer agency fees	8,109	8,109	8,109
Legal fees	5,509	5,499	5,509
Audit fees	4,418	4,418	4,418
Insurance expense	2,644	2,644	2,644
Custody fees	1,622	1,622	1,622
Printing expense	1,622	1,622	1,622
Trustees' fees	1,419	1,419	1,419
Miscellaneous expenses	811	811	811
Investment advisory fees	510	909	2,330
Distribution fees	159	379	583
Total expenses	52,673	56,932	56,012

Less: Expense reimbursement and waivers	(51,533)	(54,525)	(51,301)
Net expenses	1,140	2,407	4,711

Net investment income (loss)	(135)	1,605	(2,693)

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
Net realized gain from investment transactions	2,820	71	3,638
Net change in unrealized appreciation
of investments for the period	11,206	2,392	89,979
Net realized and unrealized gain on investments	14,026	2,463	93,617
Net increase in net assets resulting from operations	$ 13,891	$ 4,068	$ 90,924

*Commencement of operations.

The accompanying notes are an integral part of these financial statements.

New River Funds
Statements of Changes in Net Assets
For the period October 1, 2003* through February 29, 2004 (Unaudited)

		Core
	Core Equity	Fixed Income	Small Cap
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss)	$ (135)	$ 1,605	$ (2,693)
Net realized gain from investment transactions	2,820	71	3,638
Net change in unrealized appreciation of investments
for the period	11,206	2,392	89,979
Net increase in net assets resulting from operations	13,891	4,068	90,924

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income	-	(1,605)	-
Distributions from net realized gains on investments	-	-	-
Total distributions to shareholders	-	(1,605)	-

CAPITAL SHARE TRANSACTIONS:	122,660	343,675	1,262,504

Net increase in net assets	136,551	346,138	1,353,428

NET ASSETS:
Beginning of period	33,340	33,330	33,330
End of period	$ 169,891	$ 379,468	$ 1,386,758

Accumulated net investment loss at end of period	$ (135)	$ -	$ (2,693)

*Commencement of operations.

The accompanying notes are an integral part of these financial statements.

New River Funds
Financial Highlights
For the period October 1, 2003* through February 29, 2004 (Unaudited)

Selected data based on a share outstanding throughout the entire period (a)

		Core
	Core Equity	Fixed Income	Small Cap

Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01)	0.04	(0.05)
Net realized and unrealized gains on investments	0.94	0.07	2.19
Total from investment operations	0.93	0.11	2.14

LESS DISTRIBUTIONS:
Distributions from net investment income	0.00	(0.04)	0.00
Distribution from net realized gains on investments	0.00	0.00	0.00
Total distributions	0.00	(0.04)	0.00

Net asset value, end of period	$ 10.93	$ 10.07	$ 12.14

Total return (b)	9.30%	1.13%	21.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 170	$ 379	$ 1,387
Ratios to average net assets (c,d)
Expenses	1.80%	1.60%	2.00%
Net investment income	(0.21)%	1.06%	(1.16)%
Portfolio turnover rate	27%	21%	5%

*Commencement of operations.
(a) Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.
(b) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.
(c) Annualized.
(d) Such percentages are after advisory fee waivers and expense subsidies. The amount of waivers and expense subsidies equated to 80.86%, 35.99% and 22.04% of average net assets for Core Equity
Fund, Core Fixed Income Fund and Small Cap Fund, respectively.

The accompanying notes are an integral part of these financial statements.

New River Funds

Notes to Financial Statements

February 29, 2004 (Unaudited)

NOTE 1. ORGANIZATION

New River Funds (the “Trust” or the “Funds”) was organized as a statutory trust under the laws of the State of Delaware on April 21, 2003, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Trust is currently comprised of three separate series: New River Core Equity Fund (the “Core Equity Fund”), New River Core Fixed Income Fund (the “Core Fixed Income Fund”) and New River Small Cap Fund (the “Small Cap Fund”) (collectively the “Funds” and each individually a “Fund”). The Funds commenced operations on October 1, 2003, and operate as diversified investment companies within the meaning of the 1940 Act.  The primary investment objective of each Fund is as follows:

Fund	Primary Objective
Core Equity Fund	Long-term capital appreciation
Core Fixed Income Fund	Current income
Small Cap Fund	Long-term capital appreciation

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements:

Security Valuation- Securities listed on any national securities exchange or designated national market system securities are valued at the last reported sales price.  Nasdaq traded securities are valued using the Nasdaq Official Closing Price (NOCP).  Securities actively traded in the over-the-counter market but not designated as national market system securities are valued at the last quoted bid price. Foreign securities are valued on the basis of market quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using the current exchange rates.

Fixed income securities generally are valued by using market quotations as supplied by nationally recognized bond pricing services.  Fixed income securities not covered by pricing services are valued using bid prices obtained from dealers maintaining an active market in the security.

Securities for which current market quotations are not readily available, or securities for which the last bid price does not accurately reflect the current value, are valued at their fair value as determined in good faith under the procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Trustees”).

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued using the amortized cost method.

New River Funds

Notes to Financial Statements- Continued

February 29, 2004 (Unaudited)

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES- Continued

Security Transactions and Investment Income-  Securities transactions are recorded on trade date.  In determining net realized gain or loss from the sale of securities, the cost of securities sold is determined on the identified cost basis.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses- Most expenses of the Trust can be directly attributed to a Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.

Federal Income Taxes- It is the Trust’s policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and any realized capital gains to its shareholders.  Therefore, no federal income tax provision is required.  Each Fund is treated as a separate taxpayer for federal income tax purposes.

Dividends and Distributions- The Core Fixed Income Fund pays dividends from net investment income on a monthly basis. The Core Equity Fund and Small Cap Fund will pay dividends from net investment income, if any, on an annual basis. All Funds will declare and pay distributions from net realized capital gains, if any, at least annually. The amounts of distributions from net investment income and capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, they are charged or credited to paid-in-capital in the period that the difference arises.

NOTE 3. MANAGEMENT FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into a management agreement with New River Advisers LLC (the “Manager”). The Manager has overall supervisory responsibility for the general management and investment of each Fund and its securities portfolio, subject to the authority of the Board of Trustees.  The following table sets forth the annual management fee rates payable by each Fund to the Manager pursuant to the management agreement, expressed as a percentage of the Fund’s average daily net assets along with the actual management fees earned during the period October 1, 2003 (commencement of operations) through February 29, 2004.

	Management Fee Rate	Management Fee
Core Equity…………………..	0.80%	$ 510
Core Fixed Income………….	0.60%	909
Small Cap……………….…...	1.00%	2,330

The Manager has contractually agreed to waive its management fees and/or make payments to limit Fund expenses, other than extraordinary or non-recurring expenses, at least until December 31, 2004.  The expense limitations, expressed as a percentage of each Fund’s average daily net assets, along with the actual management fee waivers and expense reimbursements for the period October 1, 2003 (commencement of operations) through February 29, 2004 are disclosed in the table below:

New River Funds

Notes to Financial Statements- Continued

February 29, 2004 (Unaudited)

NOTE 3. MANAGEMENT FEES AND OTHER RELATED PARTY TRANSACTIONS- Continued

	Expense Limitation	Management Fee Waivers/ Reimbursements
Core Equity……………….….	1.80%	$51,533
Core Fixed Income………….	1.60%	54,525
Small Cap……………………	2.00%	51,301

Fees waived or expenses reimbursed may be recouped by the Manager from a Fund for a period up to three years from the date the fee or expense was waived or reimbursed.  However, no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the contractual expense limitation described above.

The Manager has entered into sub-advisory agreements with Howe and Rusling, Inc., on behalf of Core Equity Fund and Core Fixed Income Fund, and with Michael W. Cook Asset Management, Inc., on behalf of Small Cap Fund.  Each sub-adviser is an affiliate of the Manager and is compensated in an amount equal to 80% of the management fee received by the Manager.

Pursuant to service agreements, Gemini Fund Services, LLC (“GFS”) provides administration and accounting services to the Funds.  Under terms of such agreements, GFS is paid an annual fee, computed daily and payable monthly, based on a percentage of average daily net assets, subject to certain minimums.  The Funds and GFS are also parties to a transfer agency servicing agreement, under which GFS provides transfer agency and dividend disbursing services.  For performing such services, GFS receives from each Fund a minimum monthly or per account fee plus certain transaction fees.  In addition, GFS is reimbursed for out-of-pocket expenses.

A trustee and certain officers of the Funds are also officers of affiliates of the Manager.

NOTE 4. DISTRIBUTION PLANS

The distributor of the Funds is Aquarius Fund Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) under which each Fund reimburses the Distributor or other entities for certain distribution activities and shareholder services performed for the Funds and their shareholders.   The Plan provides for the payment of a distribution fee at an annualized rate of 0.25% per year of each Fund’s average daily net assets.  Because there is no requirement under the Plan that the Distributor or other entities be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, expenses incurred in distributing shares of each Fund in excess of the total payments made by the Fund pursuant to the Plan may or may not be recovered through future distribution fees.

New River Funds

Notes to Financial Statements- Continued

February 29, 2004 (Unaudited)

NOTE 5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the period October 1, 2003 (commencement of operations) through February 29, 2004 were as follows:

	Purchases	Sales
Core Equity…………….…….	$ 185,046	$ 35,554
Core Fixed Income……….…	440,086	65,076
Small Cap……………….…...	1,224,639	25,122

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at February 29, 2004, were as follows:

	Identified Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Core Equity……………………	$ 152,312	$ 13,854	$ 2,648	$ 11,206
Core Fixed Income…………...	373,939	2,399	7	2,392
Small Cap……………………..	1,213,567	108,367	18,388	89,979

NOTE 6. CAPITAL SHARE TRANSACTIONS

Each Fund has unlimited shares of beneficial interest authorized with no par value.  Capital share transactions for the period October 1, 2003 (commencement of operations) through February 29, 2004 were as follows:

	Core Equity		Core Fixed Income		Small Cap
	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold……………………	12,216	$122,684	34,209	$342,091	112,126	$1,277,232
Shares issued for reinvestment of dividends…..	-	-	161	1,605	-	-
Shared redeemed…………….	(2)	(24)	(2)	(21)	(1,275)	(14,728)
Net increase…………………..	12,214	$122,660	34,368	$343,675	110,851	$1,262,504

NOTE 7. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of February 29, 2004, New River Advisers LLC held 96% and 99% of the outstanding shares of the Core Equity Fund and Core Fixed Income Fund, respectively, and Saxon & Co. held 28% of the outstanding shares of the Small Cap Fund for the benefit of others.

New River Core Equity Fund

New River Core Fixed Income Fund

New River Small Cap Fund

INVESTMENT MANAGER

New River Advisers LLC

1881 Grove Avenue

Radford, VA  24141

DISTRIBUTOR

Aquarius Fund Distributors, LLC

4020 South 147th Street

Omaha, Nebraska  68137

Item 2. Code of Ethics.   Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.  Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.  Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Reserved.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Submission of Matters to a Vote of Security Holders.  None.

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

___New River Funds________________________________________________________________

By (Signature and Title)

_______/s/ Robert Patzig________________________________________________________________

Robert Patzig, Chief Executive Officer

Date: May 6, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

______/s/ Robert Patzig_________________________________________________________________

Robert Patzig, Chief Executive Officer

Date: May 6, 2004

By (Signature and Title)

/s/ Doit L. Koppler II

Doit L. Koppler II, Chief Financial Officer

Date: May 6, 2004